UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 1, 2016

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 1, 2016, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the third quarter of 2016, which is furnished herewith as Exhibit 99.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated November 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2016

CUMMINS INC.
/s/ Marsha L. Hunt
Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	October 2, 2016	September 27, 2015
NET SALES	$4,187	$4,620
Cost of sales	3,108	3,412
GROSS MARGIN	1,079	1,208
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	513	530
Research, development and engineering expenses	157	197
Equity, royalty and interest income from investees	74	78
Loss contingency	99	—
Other operating expense, net	—	(2)
OPERATING INCOME	384	557
Interest income	6	9
Interest expense	16	16
Other income, net	8	11
INCOME BEFORE INCOME TAXES	382	561
Income tax expense	82	169
CONSOLIDATED NET INCOME	300	392
Less: Net income attributable to noncontrolling interests	11	12
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$289	$380

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$1.72	$2.15
Diluted	$1.72	$2.14

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	167.8	177.0
Diluted	168.2	177.4

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.025	$0.975

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Nine months ended
In millions, except per share amounts	October 2, 2016	September 27, 2015
NET SALES	$13,006	$14,344
Cost of sales	9,674	10,609
GROSS MARGIN	3,332	3,735
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	1,527	1,584
Research, development and engineering expenses	478	558
Equity, royalty and interest income from investees	234	240
Loss contingency	138	—
Other operating expense, net	(2)	(5)
OPERATING INCOME	1,421	1,828
Interest income	18	20
Interest expense	51	47
Other income, net	34	12
INCOME BEFORE INCOME TAXES	1,422	1,813
Income tax expense	362	521
CONSOLIDATED NET INCOME	1,060	1,292
Less: Net income attributable to noncontrolling interests	44	54
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$1,016	$1,238

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$5.99	$6.92
Diluted	$5.99	$6.90

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	169.5	178.9
Diluted	169.7	179.3

CASH DIVIDENDS DECLARED PER COMMON SHARE	$2.975	$2.535

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	October 2, 2016	December 31, 2015
ASSETS
Current assets
Cash and cash equivalents	$1,251	$1,711
Marketable securities	250	100
Total cash, cash equivalents and marketable securities	1,501	1,811
Accounts and notes receivable, net	2,873	2,820
Inventories	2,820	2,707
Prepaid expenses and other current assets	600	609
Total current assets	7,794	7,947
Long-term assets
Property, plant and equipment	7,460	7,322
Accumulated depreciation	(3,783)	(3,577)
Property, plant and equipment, net	3,677	3,745
Investments and advances related to equity method investees	1,077	975
Goodwill	482	482
Other intangible assets, net	319	328
Pension assets	773	735
Other assets	1,014	922
Total assets	$15,136	$15,134

LIABILITIES
Current liabilities
Accounts payable (principally trade)	$1,781	$1,706
Loans payable	48	24
Commercial paper	273	—
Accrued compensation, benefits and retirement costs	393	409
Current portion of accrued product warranty	333	359
Current portion of deferred revenue	460	403
Other accrued expenses	985	863
Current maturities of long-term debt	35	39
Total current liabilities	4,308	3,803
Long-term liabilities
Long-term debt	1,593	1,576
Postretirement benefits other than pensions	326	349
Pensions	301	298
Other liabilities and deferred revenue	1,344	1,358
Total liabilities	$7,872	$7,384

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.4 and 222.4 shares issued	$2,209	$2,178
Retained earnings	10,833	10,322
Treasury stock, at cost, 54.1 and 47.2 shares	(4,468)	(3,735)
Common stock held by employee benefits trust, at cost, 0.7 and 0.9 shares	(8)	(11)
Accumulated other comprehensive loss	(1,632)	(1,348)
Total Cummins Inc. shareholders’ equity	6,934	7,406
Noncontrolling interests	330	344
Total equity	$7,264	$7,750
Total liabilities and equity	$15,136	$15,134

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Nine months ended
In millions	October 2, 2016	September 27, 2015
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$1,060	$1,292
Adjustments to reconcile consolidated net income to net cash provided by operating activities
Restructuring payments	(53)	—
Loss contingency	138	—
Depreciation and amortization	391	383
Gain on fair value adjustment for consolidated investees	—	(17)
Deferred income taxes	60	(120)
Equity in income of investees, net of dividends	(94)	(68)
Pension contributions in excess of expense	(92)	(119)
Other post-retirement benefits payments in excess of expense	(16)	(18)
Stock-based compensation expense	28	24
Translation and hedging activities	(39)	22
Changes in current assets and liabilities, net of acquisitions
Accounts and notes receivable	(112)	(163)
Inventories	(150)	(179)
Other current assets	138	133
Accounts payable	97	(52)
Accrued expenses	(279)	(153)
Changes in other liabilities and deferred revenue	188	219
Other, net	45	(53)
Net cash provided by operating activities	1,310	1,131

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(312)	(393)
Investments in internal use software	(42)	(38)
Investments in and advances to equity investees	(29)	(9)
Acquisitions of businesses, net of cash acquired	(1)	(102)
Investments in marketable securities—acquisitions	(447)	(175)
Investments in marketable securities—liquidations	291	228
Cash flows from derivatives not designated as hedges	(64)	17
Other, net	14	(5)
Net cash used in investing activities	(590)	(477)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	111	24
Net borrowings of commercial paper	273	—
Payments on borrowings and capital lease obligations	(156)	(64)
Net borrowings (payments) under short-term credit agreements	25	(38)
Distributions to noncontrolling interests	(42)	(35)
Dividend payments on common stock	(505)	(452)
Repurchases of common stock	(745)	(650)
Other, net	(2)	—
Net cash used in financing activities	(1,041)	(1,215)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(139)	(52)
Net decrease in cash and cash equivalents	(460)	(613)
Cash and cash equivalents at beginning of year	1,711	2,301
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,251	$1,688

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

As previously announced, beginning with the second quarter of 2016, we realigned certain of our reportable segments to be consistent with changes to our organizational structure and how the Chief Operating Decision Maker monitors the performance of our segments. We reorganized our business to combine our Power Generation segment and our high horsepower engine business to create the new Power Systems segment. Our reportable operating segments consist of Engine, Distribution, Components and Power Systems. We began to report results for our new reporting structure in the second quarter of 2016 and also reflected this change for historical periods.

We allocate certain common costs and expenses, primarily corporate functions, among segments. These include certain costs and expenses of shared services, such as information technology, human resources, legal, finance and supply chain management. In addition to the reorganization noted above, we reevaluated the allocation of these costs, considering the new segment structure created in April 2016 and adjusted our allocation methodology accordingly. The revised methodology, which is based on a combination of relative segment sales and relative service usage levels, is effective for the periods beginning after January 1, 2016 and resulted in the revision of our segment operating results, including segment earnings before interest, income taxes and noncontrolling interests (EBIT), for all four segments for the first quarter of 2016 with a greater share of costs allocated to the Distribution and Components segments than in previous years. Prior periods were not revised for the new allocation methodology. These changes had no impact on our consolidated results.

	In millions	Engine	Distribution	Components	Power Systems	Non-segment Items (1)	Total
	Three months ended October 2, 2016
	External sales	$1,357	$1,497	$824	$509	$—	$4,187
	Intersegment sales	502	7	319	347	(1,175)	—
	Total sales	1,859	1,504	1,143	856	(1,175)	4,187
	Depreciation and amortization(2)	42	28	32	29	—	131
	Research, development and engineering expenses	56	3	54	44	—	157
	Equity, royalty and interest income from investees	38	19	9	8	—	74
	Loss contingency	99	—	—	—	—	99
	Interest income	3	1	1	1	—	6
	Segment EBIT	89	96	148	59	6	398

	Segment EBIT as a percentage of total sales	4.8%	6.4%	12.9%	6.9%		9.5%

	Three months ended September 27, 2015
	External sales	$1,627	$1,543	$891	$559	$—	$4,620
	Intersegment sales	475	8	349	423	(1,255)	—
	Total sales	2,102	1,551	1,240	982	(1,255)	4,620
	Depreciation and amortization(2)	47	26	28	27	—	128
	Research, development and engineering expenses	73	2	65	57	—	197
	Equity, royalty and interest income from investees	33	19	9	17	—	78
	Interest income	6	1	1	1	—	9
	Segment EBIT	217	123	156	74	7	577

	Segment EBIT as a percentage of total sales	10.3%	7.9%	12.6%	7.5%		12.5%

(1)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended October 2, 2016 and September 27, 2015.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense."

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution	Components	Power Systems	Non-segment Items (1)	Total
	Nine months ended October 2, 2016
	External sales	$4,350	$4,493	$2,654	$1,509	$—	$13,006
	Intersegment sales	1,487	18	1,005	1,076	(3,586)	—
	Total sales	5,837	4,511	3,659	2,585	(3,586)	13,006
	Depreciation and amortization(2)	121	86	95	87	—	389
	Research, development and engineering expenses	166	10	161	141	—	478
	Equity, royalty and interest income from investees	120	56	29	29	—	234
	Loss contingency	138	—	—	—	—	138
	Interest income	8	3	3	4	—	18
	Segment EBIT	492	270	501	195	15	1,473

	Segment EBIT as a percentage of total sales	8.4%	6.0%	13.7%	7.5%		11.3%

	Nine months ended September 27, 2015
	External sales	$5,150	$4,499	$2,839	$1,856	$—	$14,344
	Intersegment sales	1,422	23	1,097	1,225	(3,767)	—
	Total sales	6,572	4,522	3,936	3,081	(3,767)	14,344
	Depreciation and amortization(2)	140	78	82	81	—	381
	Research, development and engineering expenses	195	8	183	172	—	558
	Equity, royalty and interest income from investees	107	60	26	47	—	240
	Interest income	10	3	3	4	—	20
	Segment EBIT	695	324	574	302	(35)	1,860

	Segment EBIT as a percentage of total sales	10.6%	7.2%	14.6%	9.8%		13.0%

(1)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the nine months ended October 2, 2016 and September 27, 2015.

(2)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs was $2 million for the nine months ended October 2, 2016 and September 27, 2015.

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended		Nine months ended
In millions	October 2, 2016	September 27, 2015	October 2, 2016	September 27, 2015
Total segment EBIT	$398	$577	$1,473	$1,860
Less: Interest expense	16	16	51	47
Income before income taxes	$382	$561	$1,422	$1,813

CUMMINS INC. AND SUBSIDIARIES
SELECT FOOTNOTE DATA
(Unaudited)

EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended		Nine months ended
In millions	October 2, 2016	September 27, 2015	October 2, 2016	September 27, 2015
Distribution entities
Komatsu Cummins Chile, Ltda.	$8	$8	$26	$23
North American distributors	7	9	18	27
All other distributors	1	1	2	2
Manufacturing entities
Beijing Foton Cummins Engine Co., Ltd.	19	18	59	47
Chongqing Cummins Engine Company, Ltd.	11	9	28	32
Dongfeng Cummins Engine Company, Ltd.	10	11	32	40
All other manufacturers	8	13	40	41
Cummins share of net income	64	69	205	212
Royalty and interest income	10	9	29	28
Equity, royalty and interest income from investees	$74	$78	$234	$240

LOSS CONTINGENCY

In the fourth quarter of 2015, we disclosed the request by one customer to participate in the design and bear the financial cost of a field campaign (Campaign) associated with quality issues in certain third party aftertreatment systems causing some of our inter-related engines to fail in-use emission testing. We established a reserve in the fourth quarter of 2015. In the second quarter of 2016, we recoded an additional accrual of $39 million based upon the Campaign design at the time. Additional in-use emission testing performed in the third quarter of 2016 has indicated that the Campaign should be expanded to include a larger population of vehicles. Our third quarter results include an additional accrual of $99 million to reflect the higher estimated cost of the expanded Campaign. We have not reached a cost sharing agreement with our customer related to this matter and our final cost could differ from what we have recorded.

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding special items
We believe these are useful measures of our operating performance for the periods presented as they illustrate our operating performance without regard to special items including tax adjustments. These measures are not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America (GAAP) and may not be consistent with measures used by other companies. It should be considered supplemental data. The following table reconciles net income attributable to Cummins Inc. to net income attributable to Cummins Inc. excluding special items for the following periods:

	Three months ended
	October 2, 2016		September 27, 2015
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$289	$1.72	$380	$2.14
Add
Loss contingency, net (1)	50	0.30	—	—
Net income attributable to Cummins Inc. excluding special items	$339	$2.02	$380	$2.14

	Nine months ended
	October 2, 2016		September 27, 2015
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc.	$1,016	$5.99	$1,238	$6.90
Add
Loss contingency, net (1)	$74	$0.44	—	—
Less
Tax benefit	—	—	18	0.10
Net income attributable to Cummins Inc. excluding special items	$1,090	$6.43	$1,220	$6.80
____________________________________
(1) The loss contingency is net of the favorable variable compensation impact.
Earnings before interest, income taxes and noncontrolling interests
We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries. We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs. This measure is not in accordance with, or an alternative for, GAAP and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of EBIT to “Net income attributable to Cummins Inc.” for each of the applicable periods:

	Three months ended		Nine months ended
In millions	October 2, 2016	September 27, 2015	October 2, 2016	September 27, 2015
Earnings before interest expense and income taxes	$398	$577	$1,473	$1,860

EBIT as a percentage of net sales	9.5%	12.5%	11.3%	13.0%

Less
Interest expense	16	16	51	47
Income tax expense	82	169	362	521
Consolidated net income	300	392	1,060	1,292

Less
Net income attributable to noncontrolling interests	11	12	44	54
Net income attributable to Cummins Inc.	$289	$380	$1,016	$1,238

Net income attributable to Cummins Inc. as a percentage of net sales	6.9%	8.2%	7.8%	8.6%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine Segment Sales by Market and Unit Shipments by Engine Classification
In the second quarter of 2016, in conjunction with the reorganization of our segments, our Engine segment reorganized its reporting structure as follows:

•	Heavy-duty truck - We manufacture diesel engines that range from 310 to 600 horsepower serving global heavy-duty truck customers worldwide, primarily in North America.

•
Medium-duty truck and bus - We manufacture diesel engines ranging from 200 to 450 horsepower serving medium-duty truck and bus customers worldwide, with key markets including North America, Latin America, Europe and Mexico. We also provide diesel and natural gas engines for school buses, transit buses and shuttle buses worldwide, with key markets including North America, Europe, Latin America and Asia, and diesel engines for Class A motor homes (RVs), primarily in North America.

•
Light-duty automotive (Pickup and Light Commercial Vehicle (LCV)) - We manufacture 105 to 385 horsepower diesel engines, including engines for the pickup truck market for Chrysler and Nissan in North America, and LCV markets in Europe, Latin America and Asia.

•
Off-highway - We provide diesel engines that range from 60 to 755 horsepower to key global markets including construction, mining, rail, defense, agriculture, marine, and oil and gas equipment and also to the power generation business for standby, mobile and distributed power generation solutions throughout the world.

Sales for our Engine segment by market were as follows:

2016
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$631	$622	$625	$—	$1,878
Medium-duty truck and bus	549	600	517	—	1,666
Light-duty automotive	433	394	345	—	1,172
Off-highway	363	386	372	—	1,121
Total sales	$1,976	$2,002	$1,859	$—	$5,837

2015
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$757	$875	$784	$700	$3,116
Medium-duty truck and bus	608	674	585	640	2,507
Light-duty automotive	381	354	339	401	1,475
Off-highway	399	422	394	357	1,572
Total sales	$2,145	$2,325	$2,102	$2,098	$8,670

2014
In millions	YTD
Heavy-duty truck	$3,072
Medium-duty truck and bus	2,431
Light-duty automotive	1,567
Off-highway	1,897
Total sales	$8,967

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Unit shipments by engine classification (including unit shipments to Power Systems and off-highway engine units included in their respective classification) were as follows:

2016
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	19,700	20,700	20,100	—	60,500
Medium-duty	55,400	62,300	53,400	—	171,100
Light-duty	61,700	57,100	49,800	—	168,600
Total units	136,800	140,100	123,300	—	400,200

2015
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	28,700	32,800	28,600	24,300	114,400
Medium-duty	61,200	66,600	59,600	59,700	247,100
Light-duty	51,200	53,400	47,800	56,900	209,300
Total units	141,100	152,800	136,000	140,900	570,800

2014
Units	YTD
Heavy-duty	122,100
Medium-duty	266,800
Light-duty	204,400
Total units	593,300
Distribution Segment Sales by Product Line

2016
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$648	$642	$643	$—	$1,933
Service	299	297	299	—	895
Power generation	275	326	291	—	892
Engines	241	279	271	—	791
Total sales	$1,463	$1,544	$1,504	$—	$4,511

2015
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$573	$598	$604	$648	$2,423
Service	284	307	301	330	1,222
Power generation	298	272	323	397	1,290
Engines	321	318	323	332	1,294
Total sales	$1,476	$1,495	$1,551	$1,707	$6,229

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Component Segment Sales by Business

2016
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$607	$624	$540	$—	$1,771
Turbo technologies	265	276	241	—	782
Filtration	252	262	244	—	758
Fuel systems	113	117	118	—	348
Total sales	$1,237	$1,279	$1,143	$—	$3,659

2015
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$613	$679	$607	$600	$2,499
Turbo technologies	301	307	266	267	1,141
Filtration	255	266	240	249	1,010
Fuel systems	130	145	127	120	522
Total sales	$1,299	$1,397	$1,240	$1,236	$5,172
Power Systems Segment Sales by Product Line and Unit Shipments by Engine Classification
In the second quarter of 2016, in conjunction with the reorganization of our segments, our Power Systems segment reorganized its reporting structure into the following product lines:

•
Power generation - We design, manufacture, sell and support generators ranging from 2 kilowatts to 3.5 megawatts, as well as paralleling systems and transfer switches, for applications such as residential, commercial, industrial, data centers, health care, telecommunications and waste water treatment plants. We also provide turnkey solutions for distributed generation and energy management applications using natural gas or biogas as a fuel. We also serves global rental accounts for diesel and gas generator sets.

•
Industrial - We design, manufacture, sell and support diesel and natural gas high-horsepower engines up to 5,500 horsepower for a wide variety of equipment in the mining, rail, defense, oil and gas, and commercial marine applications throughout the world. Across these markets, we have major customers in North America, Europe, Middle East, Africa, China, Korea, Japan, Latin America, India, Russia, Southeast Asia, South Pacific and Mexico.

•
Generator technologies - We design, manufacture, sell and support A/C generator/alternator products for internal consumption and for external generator set assemblers. Our products are sold under the Stamford, AVK and Markon brands and range in output from 3 kilovolt-amperes (kVA) to 12,000 kVA.

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Sales for our Power Systems segment by product line were as follows:

2016
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$520	$597	$545	$—	$1,662
Industrial	215	240	233	—	688
Generator technologies	73	84	78	—	235
Total sales	$808	$921	$856	$—	$2,585

2015
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$624	$710	$621	$615	$2,570
Industrial	280	295	275	287	1,137
Generator technologies	98	92	86	84	360
Total sales	$1,002	$1,097	$982	$986	$4,067

2014
In millions	YTD
Power generation	$2,633
Industrial	1,331
Generator technologies	450
Total sales	$4,414
High-horsepower unit shipments by engine classification were as follows:

2016
Units	Q1	Q2	Q3	Q4	YTD
Power generation	1,800	2,200	2,000	—	6,000
Industrial	1,000	1,100	1,000	—	3,100
Total units	2,800	3,300	3,000	—	9,100

2015
Units	Q1	Q2	Q3	Q4	YTD
Power generation	2,200	2,500	2,000	1,900	8,600
Industrial	1,300	1,200	1,200	1,500	5,200
Total units	3,500	3,700	3,200	3,400	13,800

2014
Units	YTD
Power generation	8,700
Industrial	6,100
Total units	14,800